Other Real Estate	12 Months Ended
Dec. 31, 2022
Real Estate [Abstract]
Other Real Estate	OTHER REAL ESTATE
A summary of other real estate activity for the years ended December 31 follows (1):

	2022	2021	2020
	(In thousands)
Balance at beginning of year, net of valuation allowance	$235	$738	$1,715
Loans transferred to other real estate	719	253	332
Sales of other real estate	(511)	(745)	(1,161)
Additions to valuation allowance charged to expense	—	(11)	(148)
Balance at end of year, net of valuation allowance	$443	$235	$738
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(1)	Table excludes other repossessed assets totaling $0.01 million and $0.01 million at December 31, 2022 and 2021, respectively.
We periodically review our real estate properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate follows:

	2022	2021	2020
	(In thousands)
Balance at beginning of year	$31	$90	$92
Additions charged to expense	—	11	148
Direct write-downs upon sale	(31)	(70)	(150)
Balance at end of year	$—	$31	$90
At December 31, 2022 and 2021, the balance of other real estate includes $0.4 million and $0.2 million, respectively of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $0.8 million and $0.6 million at December 31, 2022 and 2021, respectively.
Other real estate and repossessed assets totaling $0.5 million and $0.2 million at December 31, 2022 and 2021, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.